Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002
In connection with the Quarterly Report of Incannex Healthcare Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Joel Latham, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026

By:	/s/ Joel Latham
Name:	Joel Latham
Title:	President and Chief Executive Officer (principal executive officer)